Exhibit 32

                  Certification of Principal Executive Officer



This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the quarterly report on Form 10-QSB for the quarter ended September 30, 2004 of Emerging Delta Corporation (the "Company").



I, Allen F. Campbell, the Chief Executive Officer of the Company certify that to the best of my knowledge:



         (i)      the  Form  10-QSB  fully  complies  with the  requirements  of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 12, 2004


         By:  /S/ ALLEN F. CAMPBELL
              -----------------------------
              Chief Executive Officer
              (Principal Executive Officer)


Subscribed and sworn to before me this 12th day of November 2004.


/S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public

My commission expires:
   November 21, 2006

                  Certification of Principal Accounting Officer



This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the quarterly report on Form 10-QSB for the quarter ended September 30, 2004 of Emerging Delta Corporation (the "Company").



I, Jerry W. Jarrell, the Chief Financial Officer of Company certify that to the best of my knowledge:



         (iii)    the  Form  10-QSB  fully  complies  with the  requirements  of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (iv) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 12, 2004


         By: /S/ JERRY W. JARRELL
            ------------------------------
            Chief Financial Officer
            (Principal Accounting Officer)


Subscribed and sworn to before me this 12th day of November 2004.


/S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public

My commission expires:
   November 21, 2006